UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): MAY 28, 2003

                                 THE 3DO COMPANY
             (Exact name of Registrant as specified in its charter)


          Delaware                       000-21336               94-3177293
(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
of Incorporation or organization)                         Identification Number)

                                200 Cardinal Way
                             Redwood City, CA 94063
           (Address of principal executive offices including Zip Code)

                                 (650) 385-3000
              (Registrant's telephone number, including area code)


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Item 3. Bankruptcy or Receivership.

        On May 28, 2003, The 3DO Company, a Delaware corporation (the "Company"), and The 3DO Company, a California corporation and wholly-owned subsidiary of the Company (the "Subsidiary", and collectively with the Company, the "Debtors"), filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") in the United States
Bankruptcy Court for the Northern District of California (the "Bankruptcy Court"). As of the date of this filing, no other subsidiaries of the Company have filed voluntary petitions for relief under the Bankruptcy Code in the Bankruptcy Court. The Debtors will continue to manage their properties and operate their businesses in the ordinary course of business as "debtors-in-possession" subject to the supervision and orders of the Bankruptcy Court pursuant to Sections 1107(a) and 1108 of the Bankruptcy Code.

        A copy of the press release announcing the bankruptcy filings is attached as Exhibit 99.1 hereto and is hereby incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (a) Financial Statement

            Not applicable.

        (b) Pro Forma Financial Information

            Not applicable.

        (c) Exhibits.


Number      Exhibit
------      -------
99.1        Press Release dated May 28, 2003


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 28, 2003                           THE 3DO COMPANY

                                              By:
                                                 -------------------------------
                                                 David Wittenkamp
                                                 Chief Financial Officer


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                                  EXHIBIT INDEX

Number      Exhibit
------      -------
99.1        Press Release dated May 28, 2003